UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2026

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row, Suite 120
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
On June 17, 2026, Gossamer Bio, Inc. (“Gossamer” or the “Company”) issued a press release announcing the final tender results for the Company’s previously announced exchange offer (the “Exchange Offer”) to exchange any and all of its 5.00% Convertible Senior Notes due 2027 (the “Existing Convertible Notes”) for a pro rata portion of (i) up to $72.0 million in aggregate principal amount of its new 7.50% Convertible Senior Secured First Lien Notes due 2030, (ii) up to 317,647,058 shares of its common stock (the “Common Stock”) or, in lieu of issuing shares of Common Stock to the extent such shares would cause any holders of Existing Convertible Notes that are “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“Eligible Holders”) to beneficially own greater than 9.99% of the outstanding Common Stock, prefunded warrants to purchase shares of Common Stock and (iii) with respect to Eligible Holders who tendered prior to the previously announced extended early tender date, warrants to purchase shares of Common Stock. The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated herein, including the press release attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

*   *   *
Important Information and Where to Find It
This Current Report on Form 8-K is being made in respect of certain stockholder proposals arising out of the Exchange Offer and related transaction support agreement. The stockholder proposals will be submitted to the Company’s stockholders for their consideration and approval at a special meeting of the Company’s stockholders to be held on July 14, 2026. In connection with the stockholder proposals, the Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on June 9, 2026, which contains important information about the stockholder proposals and related matters. The Company may also file other relevant documents with the SEC regarding the stockholder proposals. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE STOCKHOLDER PROPOSALS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER PROPOSALS, THE RISKS RELATED THERETO AND RELATED MATTERS.
Investors and security holders may obtain free copies of the Proxy Statement and other documents containing important information about the Company and the Stockholder Proposals that are filed or will be filed with the SEC by the Company at the SEC’s website at www.sec.gov or at the Company’s website at ir.gossamerbio.com.
Participants in the Solicitation
The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Stockholder Proposals. Information regarding the Company’s directors and named executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement for the 2026 annual meeting of stockholders, which was filed with the SEC on April 24, 2026 (the “2026 Annual Meeting Proxy Statement”). To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the 2026 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Stockholder Proposals is included in the Proxy Statement filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Note Regarding Forward-Looking Statements
The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the Company’s Exchange Offer and consent solicitation relating to its Existing Convertible Notes, including the timing and anticipated benefits thereof. The inclusion of forward-looking statements should not be regarded as a representation by Gossamer that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in Gossamer’s business, including, without limitation: the Company may not be able to complete the Exchange Offer on the anticipated timeline or at all, and the Company may not realize the anticipated benefits therefrom; and other risks described in the Company’s prior filings with the SEC, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Gossamer undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Gossamer Bio, Inc. dated June 17, 2026.
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: June 17, 2026	By:	/s/ Christian Waage
Christian Waage
Executive Vice President and General Counsel